10.24

                             SUBSCRIPTION AGREEMENT
                             ----------------------

     This Subscription Agreement is executed as of March 26, 2003, by ParkerVision, Inc., a Florida corporation, with an office at 8493 Baymeadows Way, Jacksonville, Florida 32256 (hereinafter referred to as the "ISSUER") and Leucadia National Corporation, a New York corporation, with an office at the address on the signature page hereof (hereinafter referred to as the ("SUBSCRIBER") in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

     This Subscription Agreement has been entered into for the sale of the number of shares of the Issuer's Common Stock, $.01 par value ("Common Stock"), determined by the formula set forth in Section 1.a (hereinafter referred to as the "Shares").

     The parties hereto hereby agree as follows:

     1.   AGREEMENT TO SUBSCRIBE; SUBSCRIPTION PRICE.

          a. SUBSCRIBER hereby subscribes for 639,387 Shares, and ISSUER agrees to sell such Shares, for an aggregate purchase price of $2,500,000 ("Purchase Price"), that number of Shares (rounded up to the nearest whole number of shares) being equal to $2,500,000 divided by the number obtained by (a) dividing (y) the sum of the daily weighted average sale price (determined for each day by taking the daily weighted average of the sale prices of such stock for such day) of the common stock of the ISSUER for the ten consecutive trading days ending the trading day immediately prior to the date hereof, as such prices are reported by The Nasdaq Stock Market, Inc., by (z) ten and (b) multiplying the quotient by 0.80.

          b. FORM OF PAYMENT. On the Closing Date, as defined below, SUBSCRIBER shall pay the Purchase Price for the Shares purchased hereunder by wire transfer of same day funds in United States Dollars to the depository designated by the ISSUER, payable to the order of ISSUER, against delivery to SUBSCRIBER by ISSUER no later than one day after the Closing Date of one or more certificates representing the Shares.

     2.   SUBSCRIBER REPRESENTATIONS.

          a. TRANSACTIONAL REPRESENTATIONS. SUBSCRIBER represents and warrants to ISSUER as follows:

               (i)   SUBSCRIBER is purchasing the Shares for its own account for
                     investment   purposes   and   not   with  a   view   toward
                     distribution.

               (ii)  SUBSCRIBER  understands  that  the  Shares  have  not  been registered under the Securities Act and that such securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. SUBSCRIBER further understands that the

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                     Shares may not be  offered,  resold,  pledged or  otherwise transferred by such SUBSCRIBER except: A) (1) pursuant to an effective registration statement under the Securities Act, or (2) pursuant to an available exemption from the registration requirements of the Securities Act; and B) in accordance with all applicable securities laws of the states of the United States and other jurisdictions;

               (iii) SUBSCRIBER  understands  that the  purchase  of the  Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the securities, including the total loss of its investment;

               (iv) SUBSCRIBER understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the ISSUER is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of SUBSCRIBER set forth herein in order to determine the applicability of such exemptions and the suitability of SUBSCRIBER with respect to acquiring the securities;

               (v) SUBSCRIBER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investment, and to make an informed decision relating thereto; and

               (vi) In evaluating its investment, SUBSCRIBER has consulted its own investment and/or legal and/or tax advisors.

          b.   CURRENT  PUBLIC   INFORMATION.   SUBSCRIBER   acknowledges   that
               SUBSCRIBER has been furnished with or has otherwise acquired copies of the ISSUER's Annual Report on Form 10-K for the year ended December 31, 2001, and Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002, all as filed with the Securities and Exchange Commission (the "SEC") and the ISSUER's press release dated March 21, 2003 setting forth the year end results as of December 31, 2002. SUBSCRIBER further acknowledges that SUBSCRIBER has read and understands the Risk Factors set forth in Exhibit 99.1 to the ISSUER's Form 10-Q for the quarter ended September 30, 2002.

          c. INDEPENDENT INVESTIGATION; ACCESS. SUBSCRIBER acknowledges that, in making its decision to purchase the Shares subscribed for, it has relied on the publicly available information about the ISSUER and upon independent investigations made by it and its representatives, if any. SUBSCRIBER and such representatives, if any, prior to the sale to it of the securities offered hereby, have been given access to, and the opportunity to examine, all material books and records of the ISSUER, all material contracts and documents relating to the ISSUER and this offering and an opportunity to ask questions of, and to receive answers

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

               from, executive officers of ISSUER concerning the ISSUER and the terms and conditions of this offering. SUBSCRIBER and its advisors, if any, acknowledge that they have received answers to any such inquiries and copies of documentary information requested.

          d. NO GOVERNMENT RECOMMENDATION OR APPROVAL. SUBSCRIBER understands that no federal or state agency has passed on or made any finding or determination relating to the fairness of an investment in the Shares, or has passed or made, or will pass on or make, any recommendation or endorsement of the Shares.

     3.   ISSUER REPRESENTATIONS.

          a. AUTHORITY; CORPORATE ACTION. ISSUER has all necessary corporate power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by ISSUER to authorize the execution, delivery and performance of this Subscription Agreement, and all other agreements and instruments delivered by ISSUER in connection with the transactions contemplated hereby has been duly and validly taken and this Subscription Agreement has been duly executed and delivered by ISSUER. This Subscription Agreement constitutes the legal, valid and binding obligation of ISSUER and is enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of Section 7 hereof. The sale by the ISSUER of the Shares does not conflict with the certificate of incorporation or by-laws of the ISSUER, or any material contract by which the ISSUER or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the ISSUER or its property.

          b. PARKERVISION CAPITALIZATION. The ISSUER is authorized to issue 100,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, of which, as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the simultaneous sale of shares of common stock to Jeffrey L. Parker and his affiliates and relatives as referenced herein, 15,244,532 shares of Common Stock and no shares of preferred stock will have been issued and outstanding.

          c. PARKERVISION SHARES. The shares of Common Stock issued to SUBSCRIBER pursuant to this Subscription Agreement are duly authorized, validly issued, fully paid and non-assessable.

          d.   RULE  144   REQUIREMENTS.   ISSUER  agrees  to  use  commercially
               reasonable efforts:

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

               (i) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (ii) to file with the SEC in a timely manner all reports and other documents required of ISSUER under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

               (iii) to furnish to SUBSCRIBER  upon request a written  statement by ISSUER as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of ISSUER, and such other reports and documents of ISSUER as SUBSCRIBER may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

          e.   SEC DOCUMENTS.  ISSUER's  Common Stock is registered  pursuant to
               Section 12(g) of the Exchange Act. Since January 1, 1999, the ISSUER has timely filed with the SEC all reports, schedules, forms, statements and other documents required to be filed (such reports, schedules, forms, statements and other documents are hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the ISSUER included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X) and fairly present, in all material respects, the financial position of the ISSUER as of the dates thereof and the results of operations and cash flows for the periods then ended (on the basis stated therein and subject, in the case of unaudited quarterly statements, to the absence of complete notes and to normal year-end audit adjustments). Except as disclosed in the March 21, 2003 press release of the ISSUER, since September 30, 2002, there has been no material adverse change in the assets, business, condition (financial or otherwise), or results of operations, of the ISSUER. Since September 30, 2002, there have been no events relating to the business or financial condition of the ISSUER that requires the filing of a Report on Form 8-K by the ISSUER.

          f. GENERAL DOCUMENT REPRESENTATION. The written materials of the ISSUER previously delivered to SUBSCRIBER in connection with this

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

               Subscription   Agreement,   at  the  time  they  were   given  to
               SUBSCRIBER, were true and accurate in all material respects.

          g. CONTEMPORANEOUS SALE OF COMMON STOCK. Simultaneously with and as a condition to the sale of the Shares to the SUBSCRIBER, the ISSUER, on terms which are not more favorable than the terms of the sale of Shares to Subscriber, is selling to Jeffrey L. Parker and his affiliates/relatives for a purchase price of $2,500,000 that number of shares of common stock of the ISSUER equal to $2,500,000 divided by the quotient obtained by dividing (y) the sum of the closing bid prices of the common stock of the ISSUER for the five consecutive trading days ending the trading day immediately prior to the date of this Subscription Agreement, as such prices are reported by the Nasdaq Stock Market, Inc. by (z) five.

     4. REPRESENTATIONS AND WARRANTIES MADE AT CLOSING; INDEMNIFICATION. Each party making the representations and warranties contained in Sections 2 and 3 also represents and warrants that they shall be true and accurate as of the Closing Date. If either party has knowledge, prior to the Closing Date that any such representations and warranties made by it shall not be true and accurate in any respect, such party will give written notice of such fact to the other party specifying which representations and warranties are not true and accurate and the reasons therefor.

     Each party to this Subscription Agreement agrees to fully indemnify, defend and hold harmless the other party, its officers, directors, employees, agents and attorneys from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees and expenses, which may result from a breach of such party's representations, warranties and covenants contained herein.

     5. LEGEND. SUBSCRIBER understands that the ISSUER will instruct its transfer agent to place a stop transfer order with respect to the certificates representing the Shares and that such certificates will bear the following legend, as well as a legend describing the restriction referred to in the last sentence of Section 7(a) hereof: "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Transfer of these shares is prohibited except pursuant to registration under the Securities Act or pursuant to an available exemption from registration."

     6. CLOSING DATE. The date of issuance and sale of the Shares ("Closing Date") shall be on such date as may be mutually agreed to, but not later than March 31, 2003.

     7.   REGISTRATION RIGHT.

          a. REGISTRATION. The ISSUER shall file a registration statement under the Securities Act ("Registration Statement") with the Securities and Exchange Commission registering the Shares for re-offer and re-sale. The ISSUER agrees to have the Registration Statement declared effective six months after Closing Date ("Anniversary"). Once the Registration Statement is declared effective, the ISSUER shall keep the Registration Statement effective and current until all the securities registered thereunder are sold or may be sold freely in any 90 day period

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

               without registration under an appropriate exemption under the Securities Act. If the Registration Statement has not been declared effective by the Anniversary or, if it is so declared effective but after the Anniversary becomes subject to a stop order or is not otherwise current for use by SUBSCRIBER, then during such periods, the SUBSCRIBER may demand on no more than an aggregate of three separate occasions to have its Shares registered on a registration statement filed with the Securities and Exchange Commission or have such securities included on any other applicable registration statement filed by ISSUER, which "demand" and "piggyback" registration rights will be subject to such reasonable terms as are ordinarily offered to investors purchasing similar securities to those purchased under this Subscription Agreement.

          b. TERMS. The ISSUER shall bear all of its fees and expenses attendant to registering the Shares, but SUBSCRIBER shall pay any and all underwriting commissions and the expenses of any legal counsel selected by SUBSCRIBER to represent it in connection with the registration or sale of the Shares. Promptly upon request, ISSUER will provide to SUBSCRIBER such number of copies of the prospectus forming a part of the Registration Statement as are reasonably requested by the SUBSCRIBER, and all supplements to such prospectus. ISSUER will promptly notify SUBSCRIBER at any time that the Registration Statement or the prospectus may not be used either due to the change of material information contained therein or the omission of material information therefrom or upon the receipt by the ISSUER of a cease and desist or stop order of the Securities and Exchange Commission. The ISSUER will use its commercially reasonably efforts to amend or supplement the Registration Statement to permit its continued use by the SUBSCRIBER.

          c. INDEMNIFICATION BY THE ISSUER. The ISSUER agrees to indemnify and hold harmless SUBSCRIBER, its directors and officers and each person, if any, who controls SUBSCRIBER within the meaning of the Securities Act and/or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which SUBSCRIBER or such person may become subject, under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any prospectus or registration statement for the Shares or (B) in any blue sky application or other document executed by the ISSUER specifically for blue sky purposes or based upon any other written information furnished by the ISSUER or on its behalf to any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission by the ISSUER to state in any prospectus or registration statement for the Shares or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse SUBSCRIBER and each such person for any legal or other expenses

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

               reasonably incurred by SUBSCRIBER or such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the ISSUER will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information regarding SUBSCRIBER which is furnished in writing to the ISSUER by SUBSCRIBER or its representatives for inclusion in any registration statement for the Shares or any such Blue Sky Application ("Non-Indemnity Events").

          d. INDEMNIFICATION BY THE SUBSCRIBER. The SUBSCRIBER agrees to indemnify and hold harmless the ISSUER, each officer and director of the ISSUER, and each person, if any, who controls the ISSUER within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the ISSUER or such person may become subject, under the Securities Act, Exchange Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Non-Indemnity Event; and will reimburse the ISSUER and such persons for any legal or other expenses reasonably incurred by the ISSUER in connection with investigating or defending any such loss, claim, damage, liability or action provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon any Non-Indemnity Event; provided that the maximum amount of the indemnification payments by SUBSCRIBER shall not exceed the net sale proceeds of any of the Shares sold by the SUBSCRIBER pursuant to the registration statement.

          e. PROCEDURE. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 7 as to the particular item for which indemnification is then being sought (if such failure materially prejudices the indemnifying party), but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of

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

               any claim or action effected without the consent of such indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action unless (i) there is no finding or admission of any violation or wrongdoing, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation.

          f. CONTRIBUTION. If the indemnification provided for in this Section 7 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the ISSUER on the one hand, and of the SUBSCRIBER on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the ISSUER on the one hand, and the SUBSCRIBER on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the ISSUER, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          g. EQUITABLE CONSIDERATIONS. The ISSUER and the SUBSCRIBER agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

          h. ATTORNEYS' FEES. The amount payable by a party under this Section 7 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim (including, without limitation, fees and disbursements of counsel incurred by an indemnified party in any action or proceeding between the indemnifying party and indemnified party or between the indemnified party and any third party or otherwise).

          i. DOCUMENTS TO BE DELIVERED BY SUBSCRIBER. SUBSCRIBER shall furnish to the ISSUER a completed and executed questionnaire provided by the ISSUER requesting information customarily sought of selling security holders.

     8. PREEMPTIVE RIGHT. So long as SUBSCRIBER and its affiliates beneficially own at least 20% of the Shares sold to SUBSCRIBER under this Subscription Agreement and the shares of common stock that were purchased under the Subscription Agreement dated May 22,

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

2000 and may be acquired under the Purchase Option dated May 22, 2000 ("Purchase Option"), if ISSUER elects to sell, for cash, New Securities (as hereinafter defined) at any time prior to the four year anniversary date of this Subscription Agreement, SUBSCRIBER will have the right to purchase from ISSUER on the same terms as the proposed sale, up to that number of securities being offered as will maintain its then percentage ownership of ISSUER's Common Stock calculated on a fully diluted basis, but based solely on the Shares purchased hereunder and under the Subscription Agreement dated May 22, 2000 and underlying the Purchase Option and not including any additional shares of Common Stock which may be owned by SUBSCRIBER. ISSUER shall give notice to the SUBSCRIBER in writing ("ISSUER Notice") at least ten business days prior to the proposed closing date of such proposed sale. The ISSUER Notice shall describe in reasonable detail the proposed sale including, without limitation, the nature and number of securities to be sold, the nature of such sale, the consideration to be paid, and the name and address of the prospective purchasers ("Buyer"). Upon the giving of the ISSUER Notice, SUBSCRIBER shall have the right, but not the obligation, exercisable by written notice to the ISSUER within five business days after receipt of the ISSUER Notice, to indicate to ISSUER its desire to purchase its permitted number of securities being sold in the proposed sale on the same terms and conditions as ISSUER is selling the securities in the proposed sale. The SUBSCRIBER will purchase the securities to be offered and purchased under this section at the same time as the closing of the proposed sale, and if SUBSCRIBER does not elect to purchase any of the shares of common stock within said five days, then SUBSRIBER will be deemed to have waived its right to buy such offered shares. For purposes of this Section 8, "New Securities" means any shares of capital stock of the ISSUER, including Common Stock and preferred stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or preferred stock of the
ISSUER, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or preferred stock; provided, however, "New Securities" does not include (i) the shares of Common Stock issuable upon exercise of the Purchase Option as such term is defined under the Subscription Agreement dated May 22, 2000, (ii) securities issuable upon exercise or conversion of securities outstanding on the date hereof, (iii) securities offered to the public generally pursuant to a registration statement under the Securities Act, (iv) securities issued to employees, officers or directors of, or consultants to, the ISSUER, or issued or issuable to banks or other institutional lenders or lessors in connection with capital asset leases or borrowings for the acquisition of capital assets, landlords, or other providers of goods and services to the ISSUER, in each case, if pursuant to any arrangement approved by the board of directors of the ISSUER (including securities issued upon exercise or conversion of any such securities), (v) securities issued for cash, not to exceed $500,000, not including the Parker family investment, in any private placement by ISSUER on terms not more favorable then those to the SUBSCRIBER, subject to an agreement entered into within ten business days after the date of this Subscription Agreement
(including securities issued upon exercise or conversion of any such securities), or (vi) any issuance of capital stock of the ISSUER upon the exercise or conversion of derivative securities, the issuance of which triggered the pre-emptive rights set forth in this Section 8. This provision will be deemed to supersede Section 8 "Preemptive Right" of the Subscription Agreement dated May 22, 2000.

     9. DISCLOSURE. Neither the ISSUER nor the SUBSCRIBER will disclose the terms of this Subscription Agreement without the written consent of the other party hereto, unless required by law or regulation or judicial action. The SUBSCRIBER agrees that ISSUER may issue a press release in the form attached as Exhibit A hereto and provide substantially similar disclosure about this transaction in its Exchange Act Reports and other documents filed with the Securities and Exchange Commission.

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     10.  GOVERNING LAW. This  Subscription  Agreement  shall be governed by and interpreted in accordance with the rulings of the laws of the State of Florida without regard to conflicts of law. The ISSUER and SUBSCRIBER each hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this agreement shall be brought and enforced in the courts of the State of Florida or of the United States of America for the Middle District of Florida, Jacksonville Division and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The ISSUER and SUBSCRIBER hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the ISSUER and SUBSCRIBER may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at its address set forth herein. Such mailing shall be deemed personal service and shall be legal and binding upon the ISSUER and SUBSCRIBER in any action, proceeding or claim. The ISSUER and SUBSCRIBER agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     11. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warrants, agreements and understandings in connection therewith. This Subscription Agreement may be amended only by a writing executed by all parties hereto.

     12. NOTICES. Any notice or other document required or permitted to be given or delivered to the parties to this Subscription Agreement shall be personally delivered or sent by facsimile or other form of electronic transmission to the party at the address or addresses or telecopier number on the signature page hereto. Unless otherwise specified in this agreement, all notices and other documents given under this agreement shall be deemed to have been duly given when delivered, if personally delivered, and when transmitted if sent by facsimile or other form of electronic transmission.

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     IN WITNESS WHEREOF,  this  Subscription  Agreement was duly executed on the date first written below.

LEUCADIA NATIONAL CORPORATION                PARKERVISION, INC.



By:    /s/ Ian M. Cumming                    By:    /s/ Jeffrey L. Parker
       ------------------                           ---------------------
Name:  Ian M. Cumming                        Name:  Jeffrey L. Parker
Title: Chairman                              Title: Chief Executive Officer

Notice Addresses:                            Jeffrey L. Parker, CEO
Leucadia National Corporation                ParkerVision, Inc.
529 E. South Temple                          8493 Baymeadows Way
Salt Lake City, Utah 84102-1089              Jacksonville, Florida 32256
Attn: Ian M. Cumming                         Facsimile: (904) 731-7125
Facsimile: (801) 539-0722

                                             with a copy to

                                             David Alan Miller, Esq.
                                             Graubard Miller
                                             600 Third Avenue
                                             New York, New York  10016
                                             Facsimile (212) 818-8881

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